Exhibit 10.1

FOURTH AMENDMENT

TO THE

FEDERAL HOME LOAN MORTGAGE CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(As Amended and Restated January 1, 2008)

FOURTH AMENDMENT TO THE FEDERAL HOME LOAN MORTGAGE CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the “SERP”) by the FEDERAL HOME LOAN MORTGAGE CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the United States of America.

W I T N E S S E T H:

WHEREAS, the SERP was restated effective January 1, 2008, and subsequently amended;

WHEREAS, the Corporation desires to amend the SERP to reflect certain changes to the Corporation’s compensation structure, and, pursuant to the authority granted to the Committee to amend the SERP under both SERP Section 8.1 and Resolution FHLMC 2013-06, the Committee has determined that it is appropriate to amend the SERP; and

WHEREAS, the appropriate officer of the Corporation has been duly authorized to execute this amendment.

NOW, THEREFORE, the SERP is amended, as follows, effective January 1, 2013:

1.	To revise subsection (b)(v) of Section 4.1(Basis of Benefit) to read as follows:

“(v) pay in excess of 200% of a Participant’s “base salary” in calendar years 2012 and later (as defined in the 2012 Executive Management Compensation Program, or a successor thereto), for any year in which a Participant is covered by such program.”

2.	To revise subsection (b)(iii) of Section 5.1(Basis of Benefit) to read as follows:

“(iii) pay in excess of 200% of a Participant’s “base salary” in calendar years 2012 and later (as defined in the 2012 Executive Management Compensation Program, or successor thereto), for any year in which a Participant is covered by such program; and”

IN WITNESS WHEREOF, the Corporation has caused this FOURTH AMENDMENT to the FEDERAL HOME LOAN MORTGAGE CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN to be executed by its duly authorized representative this 12th day of June, 2013.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Daniel Scheinkman
Daniel Scheinkman - Vice President,
Compensation & Benefits

ATTEST:

/s/ Alicia S. Myara

Alicia S. Myara

Assistant Secretary

2